UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 5, 2005


                            Composite Solutions, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                 (State or Other Jurisdiction of Incorporation)


        000-24551                                           65-0790758
(Commission File Number)                       (IRS Employer Identification No.)


7730 Herschel Ave, Suite L, La Jolla, California              92037
   (Address of Principal Executive Offices)                (Zip Code)


                                 (858) 442-0582
              (Registrant's Telephone Number, Including Area Code)


           3252 Holiday Court, Suite 206, La Jolla, California 92037 (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

     On May 5, 2005, Composite Solutions, Inc. (CSI) (OTC PK: KIPS) filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California. The case number is 05-04045-B.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPOSITE SOLUTIONS, INC.



Date: May 9, 2005                       By: /s/ Thomas C. Bache
                                           -------------------------------------
                                           Thomas C. Bache
                                           President and Chief Executive Officer